The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CENTEX HOME EQUITY LOAN TRUST 2005-B

01/31/05 ACTUAL BALANCES

Fixed/Arm:	Fixed Rate

Total Current Balance:	173,124,560
Total Original Balance:	173,331,083

Number Of Loans:	2,070

			Minimum	Maximum
Average Current Balance:	$83,635.05		$23,076.89	$899,390.90
Average Original Balance:	$83,734.82		$25,000.00	$900,000.00
Average Appraisal Value:	$196,444.77		$45,000.00	$1,300,000.00
Average Purchase Price:	$121,681.25		$0.00	$502,103.00
Average Collateral Value:	$196,385.60		$32,500.00	$1,300,000.00

Weighted Average Gross Coupon:	8.341%		4.625	14.500%

Weighted Average Gross Margin:	0.000%		0.000	0.000%
Weighted Average Initial Rate Cap:	0.000%		0.000	0.000%
Weighted Average Period Rate Cap:	0.000%		0.000	0.000%
Weighted Average Minimum Rate:	0.000%		0.000	0.000%
Weighted Average Maximum Rate:	0.000%		0.000	0.000%

Weighted Average Initial Reset Frequency:	0	months	0	0	months
Weighted Average Reset Frequency:	0	months	0	0	months
Weighted Average Next Reset:	0.00	months	0.00	0.00	months

Weighted Average Combined Orig Ltv:	74.29%		12.39	100.00%

Weighted Average Fico Score:	609		489	800

Weighted Average Back-End Ratio:	37.59%		3.27	62.63%

Weighted Average Orig Amort Term:	322.76	months	60.00	360.00	months
Weighted Average Original Term:	322.76	months	60.00	360.00	months
Weighted Average Remaining Term:	322.08	months	59.00	360.00	months
Weighted Average Seasoning:	0.68	months	0.00	67.00	months

Weighted Average Prepay Term:	34.25	months	0.00	60.00	months

Top State Concentrations ($):	18.27 % California, 16.94 % Texas, 9.05 % Florida
Maximum Zip Code Concentration ($):	0.52% 08559 (Stockton, NJ)

First Pay Date:			Jul 01, 1999	Mar 15, 2005
Paid To Date:			Nov 01, 1999	Jan 31, 2005
Mature Date:			Dec 01, 2009	Feb 15, 2035
1St Rate Adj Date:			NULL	NULL
Next Rate Adj Date:			NULL	NULL

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	2,062	171,285,577.97	98.94
Fixed I/O	8	1,838,981.89	1.06
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	2,070	173,124,559.86	100.00
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	2,070	173,124,559.86	100.00
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	2,070	173,124,559.86	100.00
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	2,040	170,560,643.43	98.52
Silent Second	30	2,563,916.43	1.48
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
25,000 - 50,000	645	24,662,994.40	14.25
50,001 - 100,000	941	65,861,350.21	38.04
100,001 - 150,000	267	31,793,135.51	18.36
150,001 - 200,000	100	17,281,996.26	9.98
200,001 - 250,000	68	15,122,975.58	8.74
250,001 - 300,000	16	4,390,371.82	2.54
300,001 - 350,000	10	3,270,241.82	1.89
350,001 - 400,000	10	3,763,285.83	2.17
400,001 - 450,000	5	2,067,985.55	1.19
450,001 - 500,000	4	1,916,361.59	1.11
600,001 - 650,000	1	610,000.00	0.35
650,001 - 700,000	1	679,570.39	0.39
800,001 - 850,000	1	804,900.00	0.46
850,001 - 900,000	1	899,390.90	0.52
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
23,077 - 50,000	655	25,134,961.76	14.52
50,001 - 100,000	931	65,389,382.85	37.77
100,001 - 150,000	267	31,793,135.51	18.36
150,001 - 200,000	100	17,281,996.26	9.98
200,001 - 250,000	69	15,372,837.57	8.88
250,001 - 300,000	15	4,140,509.83	2.39
300,001 - 350,000	10	3,270,241.82	1.89
350,001 - 400,000	10	3,763,285.83	2.17
400,001 - 450,000	5	2,067,985.55	1.19
450,001 - 500,000	4	1,916,361.59	1.11
600,001 - 650,000	1	610,000.00	0.35
650,001 - 700,000	1	679,570.39	0.39
800,001 - 850,000	1	804,900.00	0.46
850,001 - 899,391	1	899,390.90	0.52
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.625 - 5.000	1	63,728.28	0.04
5.501 - 6.000	1	73,214.87	0.04
6.001 - 6.500	94	13,484,518.89	7.79
6.501 - 7.000	249	33,225,308.61	19.19
7.001 - 7.500	186	19,508,129.98	11.27
7.501 - 8.000	276	26,915,790.00	15.55
8.001 - 8.500	216	17,345,837.51	10.02
8.501 - 9.000	213	17,220,129.36	9.95
9.001 - 9.500	141	9,118,073.63	5.27
9.501 - 10.000	171	10,611,424.20	6.13
10.001 - 10.500	96	4,962,112.39	2.87
10.501 - 11.000	150	7,539,335.44	4.35
11.001 - 11.500	76	4,115,536.62	2.38
11.501 - 12.000	88	4,258,476.66	2.46
12.001 - 12.500	60	2,835,037.45	1.64
12.501 - 13.000	31	1,141,601.47	0.66
13.001 - 13.500	8	291,362.37	0.17
13.501 - 14.000	11	364,942.13	0.21
14.001 - 14.500	2	50,000.00	0.03
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	10	433,880.67	0.25
72	1	45,000.00	0.03
84	3	98,548.77	0.06
96	1	35,000.00	0.02
108	1	90,377.75	0.05
120	60	3,443,525.65	1.99
121	1	34,550.95	0.02
125	1	49,768.51	0.03
126	1	51,213.71	0.03
132	2	83,815.83	0.05
144	2	107,525.54	0.06
156	3	250,836.58	0.14
180	278	17,038,815.40	9.84
181	5	321,392.76	0.19
193	1	610,000.00	0.35
234	1	122,000.00	0.07
240	246	15,681,455.11	9.06
252	1	63,900.00	0.04
276	2	113,872.40	0.07
300	30	2,461,279.88	1.42
312	1	96,500.00	0.06
360	1,419	131,891,300.35	76.18
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
59 - 60	10	433,880.67	0.25
61 - 120	67	3,747,003.12	2.16
121 - 180	290	17,761,332.39	10.26
181 - 240	250	16,555,491.05	9.56
241 - 300	34	2,662,129.17	1.54
301 - 360	1,419	131,964,723.46	76.23
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	1,090	88,437,777.83	51.08
1 - 12	978	84,572,963.13	48.85
13 - 24	1	90,742.01	0.05
61 - 67	1	23,076.89	0.01
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.39 - 15.00	4	208,430.01	0.12
15.01 - 20.00	5	270,400.00	0.16
20.01 - 25.00	11	696,838.84	0.40
25.01 - 30.00	17	1,114,945.92	0.64
30.01 - 35.00	30	1,857,261.03	1.07
35.01 - 40.00	38	2,258,108.33	1.30
40.01 - 45.00	33	2,205,748.52	1.27
45.01 - 50.00	61	4,293,513.23	2.48
50.01 - 55.00	68	4,755,351.31	2.75
55.01 - 60.00	99	7,070,990.25	4.08
60.01 - 65.00	131	9,886,085.04	5.71
65.01 - 70.00	192	17,720,650.93	10.24
70.01 - 75.00	220	18,237,045.27	10.53
75.01 - 80.00	479	39,237,700.40	22.66
80.01 - 85.00	277	25,291,417.01	14.61
85.01 - 90.00	330	30,070,503.23	17.37
90.01 - 95.00	72	7,654,046.64	4.42
95.01 - 100.00	3	295,523.90	0.17
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.27 - 5.00	2	272,961.91	0.16
5.01 - 10.00	5	219,981.23	0.13
10.01 - 15.00	26	1,672,163.98	0.97
15.01 - 20.00	87	6,417,257.65	3.71
20.01 - 25.00	167	13,136,140.54	7.59
25.01 - 30.00	217	17,802,799.09	10.28
30.01 - 35.00	274	22,788,916.85	13.16
35.01 - 40.00	342	28,787,827.62	16.63
40.01 - 45.00	463	38,312,556.00	22.13
45.01 - 50.00	367	33,063,021.95	19.10
50.01 - 55.00	107	9,536,152.84	5.51
55.01 - 60.00	11	977,685.91	0.56
60.01 - 62.63	2	137,094.29	0.08
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 400	1	167,500.00	0.10
476 - 500	11	574,057.01	0.33
501 - 525	168	11,912,127.05	6.88
526 - 550	262	19,477,386.71	11.25
551 - 575	242	19,552,658.19	11.29
576 - 600	324	23,876,802.96	13.79
601 - 625	327	29,795,318.53	17.21
626 - 650	308	27,338,837.93	15.79
651 - 675	215	20,624,356.63	11.91
676 - 700	118	11,433,636.61	6.60
701 - 725	43	4,078,536.88	2.36
726 - 750	29	2,475,961.79	1.43
751 - 775	15	865,944.06	0.50
776 - 800	7	951,435.51	0.55
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	1,173	111,717,951.42	64.53
No Prepayment Penalty	897	61,406,608.44	35.47
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	897	61,406,608.44	35.47
12	81	9,765,967.46	5.64
24	13	1,534,188.70	0.89
36	1,051	98,028,962.28	56.62
60	28	2,388,832.98	1.38
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,777	150,421,179.60	86.89
PUD	143	11,840,463.52	6.84
Condominium	63	4,336,926.11	2.51
Manufactured Housing	53	4,291,439.21	2.48
Townhouse	27	1,829,453.95	1.06
Two-Four Family	7	405,097.47	0.23
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	1,462	142,906,596.71	82.55
Second Lien	608	30,217,963.15	17.45
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	2,070	173,124,559.86	100.00
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	2,062	171,285,577.97	98.94
Y	8	1,838,981.89	1.06
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	2,062	171,285,577.97	98.94
60	8	1,838,981.89	1.06
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,759	140,653,896.40	81.24
Rate/Term Refinance	263	27,880,760.17	16.10
Purchase	48	4,589,903.29	2.65
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	2,041	171,153,784.47	98.86
Second Home	13	1,045,526.27	0.60
Investor	16	925,249.12	0.53
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	1,920	156,930,591.70	90.65
Stated Documentation	97	11,164,609.22	6.45
Limited Documentation	53	5,029,358.94	2.91
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	1,691	146,162,174.91	84.43
B	256	17,698,783.46	10.22
C	84	5,481,763.03	3.17
D	39	3,781,838.46	2.18
Total	2,070	173,124,559.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	40	3,938,325.20	2.27
Arkansas	8	516,579.11	0.30
California	308	31,632,413.64	18.27
Colorado	16	2,044,053.62	1.18
Connecticut	32	4,406,646.26	2.55
Delaware	13	981,390.65	0.57
Florida	173	15,675,517.85	9.05
Georgia	41	2,854,490.73	1.65
Idaho	11	1,017,867.45	0.59
Illinois	6	436,752.07	0.25
Indiana	33	3,220,506.26	1.86
Iowa	12	829,765.73	0.48
Kansas	11	633,845.47	0.37
Kentucky	36	2,405,083.67	1.39
Louisiana	70	4,984,388.94	2.88
Maine	9	673,090.71	0.39
Maryland	49	4,219,577.72	2.44
Massachusetts	24	2,274,061.05	1.31
Michigan	29	2,243,096.24	1.30
Minnesota	1	31,488.51	0.02
Mississippi	17	1,094,448.54	0.63
Missouri	30	1,808,028.86	1.04
Nebraska	7	431,465.37	0.25
Nevada	40	4,995,321.47	2.89
New Hampshire	7	349,100.92	0.20
New Jersey	63	6,144,602.85	3.55
New Mexico	17	1,744,792.87	1.01
New York	81	7,047,330.39	4.07
North Carolina	38	2,953,569.01	1.71
North Dakota	1	76,011.60	0.04
Ohio	42	3,255,099.45	1.88
Oklahoma	35	2,188,184.63	1.26
Oregon	10	983,452.28	0.57
Pennsylvania	95	7,707,065.69	4.45
Rhode Island	8	648,845.45	0.37
South Carolina	19	1,320,230.14	0.76
South Dakota	1	59,680.82	0.03
Tennessee	42	3,612,107.55	2.09
Texas	449	29,334,846.42	16.94
Utah	4	219,954.11	0.13
Vermont	6	563,952.34	0.33
Virginia	58	4,643,258.31	2.68
Washington	46	4,280,329.13	2.47
West Virginia	15	1,450,595.79	0.84
Wisconsin	13	989,789.25	0.57
Wyoming	4	203,555.74	0.12
Total	2,070	173,124,559.86	100.00